Exhibit 10

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 17, 2004, among Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), and the investors identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I.
DEFINITIONS

1.1   Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, claim, suit, inquiry, notice of violation, proceeding (including, without limitation, any investigation or partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Additional Shares” has the meaning set forth in Section 4.7.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closings” means, collectively, the Initial Closing and the Second Closing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $.01 per share, and any securities into which such common stock may hereafter be reclassified, converted or exchanged.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company Counsel” means Briggs and Morgan, P.A.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Effective Date” means the date that the first Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Escrow Agent” means the Escrow Agent under the Escrow Agreement.

“Escrow Agreement” means the Escrow Agreement, dated as of the date of this Agreement, among the Company, Craig-Hallum Capital Group LLC and the Escrow Agent.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Notice” has the meaning set forth in Section 4.3(a).

“First Warrants” means the Common Stock purchase warrants in the form of Exhibit A, which are issuable to the Investors at the Initial Closing.

“GAAP” means U.S. generally accepted accounting principles.

“Initial Closing” means the initial closing of the purchase and sale of the Securities pursuant to Article II.

“Initial Closing Date” means the third Business Day immediately following the date on which all of the conditions set forth in Sections 5.1 and 5.2 that are applicable to the Initial Closing are satisfied, or such other date as the parties may agree.

“Initial Company Deliverables” has the meaning set forth in Section 2.2(a).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(p).

“Investment Amount” means, with respect to each Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement.

“Investor Deliverables” has the meaning set forth in Section 2.2(b).

“Investor Party” has the meaning set forth in Section 4.9.

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“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

“New Issue Securities” has the meaning set forth in Section 4.3.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Per Unit Purchase Price” equals $3.25.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares and the Warrant Shares.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit B hereto.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Second Closing” means the second closing of the purchase and sale of the Securities pursuant to Section 2.3.

“Second Closing Date” means the third Business Day immediately following the date on which all of the conditions set forth in Sections 5.1 and 5.2 that are applicable to the Second Closing are satisfied, or such other date as the parties may agree.

“Second Company Deliverables” has the meaning set forth in Section 2.4(a).

“Second Warrants” means the Common Stock purchase warrants in the form of Exhibit A, which are issuable to the Investors at the Second Closing.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

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“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement, including any Additional Shares.

“Short Sales” has the meaning set forth in Section 3.2(f).

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

“Threshold Price” means the Per Unit Purchase Price (subject to equitable adjustment for stock splits, recombinations and similar events that may occur following the Initial Closing Date and prior to the date in question).

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement, the Escrow Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Voting Agreement” has the meaning set forth in Section 5.1(g).

“Warrants” means, collectively, the First Warrants and the Second Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1   Closings.  The Company agrees to sell, and each Investor agrees to purchase, the Securities set forth in Section 2.2, and, subject to Article V, Section 2.3.  The Initial Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 at 4:30 p.m. (New York time) on the Initial Closing Date or at such other location or time as the parties may agree.

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2.2   Initial Closing Deliveries.  (a)  At the Initial Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Initial Company Deliverables”):

(i)            a certificate evidencing the number of Shares to be delivered to such Investor at the Initial Closing (which shall not, for all Investors in the aggregate, exceed 592,372 shares of Common Stock), as set forth opposite its name on Schedule I hereto, registered in the name of such Investor (the number of Shares issuable to each Investor at the Initial Closing as set forth opposite its name on Schedule I hereto);

(ii)           a First Warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of shares of Common Stock that equals 40% of the number of Shares issuable to such Investor pursuant to Section 2.2(a)(i);

(iii)          the legal opinion of Company Counsel, in agreed form, addressed to the Investors;

(iv)          the Registration Rights Agreement duly executed by the Company; and

(v)           the Escrow Agreement, duly executed by the Company.

(b)   At the Initial Closing, each Investor shall deliver or cause to be delivered the following (the “Investor Deliverables”):

(i)            its Investment Amount (rounded up to the nearest whole dollar) as set forth opposite its name on Schedule I hereto, which shall have been deposited in accordance with Section 4.14 and which will be distributed in accordance with joint written instructions provided by the Company and Craig-Hallum Capital Group LLC; and

(ii)           the Registration Rights Agreement duly executed by such Investor.

2.3   Second Closing.  The Second Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 at 4:30 p.m. (New York time) on the Second Closing Date or at such other location or time as the parties may agree.  At the Second Closing or any subsequent Closing, the Company agrees to deliver the Securities set forth in Section 2.4.

2.4   Second Closing Deliveries.  At the Second Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Second Company Deliverables”):

(i)            a certificate evidencing the number of Shares to be delivered to the Investors at the Second Closing as set forth opposite their respective names on Schedule I hereto, registered in the name of such Investor (the number of Shares issuable to each Investor at the Second Closing as set forth opposite its name on Schedule I hereto);

(ii)           a Second Warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of shares of Common

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Stock that equals 40% of the number of Shares issuable to such Investor pursuant to Section 2.4(a)(i); and

(iii)          the legal opinion of Company Counsel, in agreed form, addressed to the Investors.

2.5   Termination.  If by the applicable dates set forth in Sections 5.1 and 5.2 the conditions set forth therein that apply to a Closing shall not have been fulfilled by the Company, then each Investor shall, at its election, be relieved of all of its obligations under this Agreement as to such Closing without thereby waiving any other right it may have by reason of such failure or such non-fulfillment.  If by the applicable date as set forth in Sections 5.1 and 5.2, any of the conditions set forth in Article 5 of this Agreement that apply to the applicable Closing shall not have been fulfilled by any Investor, the Company shall, at its election, be relieved of all obligations to such Investor under this Agreement as to such Closing without thereby waiving any other right it may have by reason of such failure or such non-fulfillment; provided, that such Investor will be entitled to the return of the funds if it has delivered them to the Company as to the Closing or Closings in question.  In the event that the Company’s shareholders do not approve the Proposal, the Company and each Investor shall be relieved of its obligations under this Agreement as to the Second Closing and the Company will cause the subscription funds to be promptly returned to Investors with interest accrued thereon from the date of the Initial Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1   Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to each Investor:

(a)   Subsidiaries.  The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports.  Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)   Organization and Qualification.  The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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(c)   Authorization; Enforcement.  Subject to the Company obtaining the vote of its shareholders in favor of the Proposal (as defined in Section 4.13), the Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d)   No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)   Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 4.6 and 4.11, (v) the Company obtaining the consent of its shareholders in favor of the Proposal pursuant to Section 4.13, (vi) the filing of a Notification of Listing of Additional Shares with The Nasdaq Stock Market, and (vii) those that have been made or obtained prior to the date of this Agreement.

(f)    Issuance of the Securities.  On or prior to each Closing Date, the Securities issuable on such Closing Date shall have been duly authorized and, when issued and paid for in

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accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  On or prior to each Closing Date, the Company shall have reserved from its duly authorized capital stock the shares of Common Stock issuable on such Closing Date pursuant to this Agreement and the Warrants in order to issue the Shares and the Warrant Shares.

(g)   Capitalization.  The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is specified in the SEC Reports and on Schedule 3.1(g).  Except as specified in the SEC Reports and on Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as specified in the SEC Reports and on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company, or securities or rights convertible or exchangeable into shares of capital stock of the Company.  The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of capital stock of the Company or other securities to any Person (other than the Investors under the Transaction Documents) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h)   SEC Reports; Financial Statements.  The Company has filed all reports, forms or other information required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement (if any), the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  For purposes of this Agreement, any reports, forms or other information provided to the

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Commission, whether by filing, furnishing or otherwise providing, is included in the term “filed” (or any derivations thereof).

(i)    Press Releases.  The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(j)    Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities (not to exceed $200,000) not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, except for dividends distributed to the holders of the Company’s Series A Convertible Preferred Stock as required by the Certificate of Designation for the Series A Convertible Preferred Stock, and (v) the Company has not issued any equity securities, except pursuant to existing Company stock option plans and consistent with past practice. The Company does not have pending before the Commission any request for confidential treatment of information.

(k)   Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports.  There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such).  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l)    Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(m)  Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in

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violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(n)   Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

(o)   Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(p)   Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violate or infringe upon the rights of any Person.  Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable (except for pending patent applications and trademark applications) and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(q)   Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.  The Company has no reason to believe that it will not be able to renew its and the

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Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.

(r)    Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, of the nature or amount that would require disclosure in the SEC Reports.

(s)   Internal Accounting Controls.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15(d)-15(e) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-KSB or 10-QSB, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the last day of the period covered by the Form 10-QSB for the Company’s most recently ended fiscal quarter (such date, the “Evaluation Date”).  The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as described in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, without inquiry, in other factors that could significantly and adversely affect the Company’s internal controls.

(t)    Solvency.  Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to

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liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(u)   Certain Fees.  Except as described in Schedule 3.1(u), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(v)   Certain Registration Matters.  Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Shares and Warrant Shares by the Company to the Investors under the Transaction Documents.  The Company is eligible to register the resale of its Common Stock by the Investors on Form S-3 promulgated under the Securities Act.  Except as specified in Schedule 3.1(v), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied or exercised.

(w)  Listing and Maintenance Requirements.  Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof.  The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted.  No approval of the shareholders of the Company is required for the Company to issue and deliver to the Investors the Securities contemplated by the Transaction Documents at the Initial Closing.  Subject to obtaining shareholder approval of the Proposal, the issuance and sale of the Securities under the Transaction Documents at the Second Closing or any subsequent Closing do not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted.

(x)    Investment Company.  The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y)   Application of Takeover Protections.  The control share acquisition provisions of the Minnesota Business Corporation Act are inapplicable to the transaction contemplated by this Agreement.  The Company has not adopted any poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of

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Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors or shareholders of the Company prior to the Closing Date as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Investors’ ownership of the Securities.  Section 673 of the Minnesota Business Corporation Act pertaining to business combinations is applicable to the Company; however, the transaction contemplated by this Agreement does not constitute a business combination.

(z)    No Additional Agreements.  The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(aa)         Disclosure.  Except as set forth in Schedule 3.1(aa), the Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.  All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.2   Representations and Warranties of the Investors.  Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a)   Organization; Authority.  If applicable, such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor.  Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)   Investment Intent.  Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor’s right at all

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times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time.  Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)   Investor Status.  At the time such Investor was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

(d)   General Solicitation.  Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)   Access to Information.  Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f)    Certain Trading Activities.  Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any trading in any securities of the Company (including, without limitations, any Short Sales (defined below) involving the Company’s securities) during the 20 Trading Days prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company.  For purposes of this Section, “Short Sales” include, without limitation, all “short sales” as defined in Rule 3b-3 of the Exchange Act and include all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement.  As of the date of this Agreement, such Investor has no open short position in the Common Stock, and covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any Short Sales prior to the public disclosure of the material terms of this transaction by the Company.

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(g)   Limited Ownership.      The purchase by such Investor of the Securities issuable to it at the Closings will not result in such Investor (individually or together with other Person with whom such Investor has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closings shall have occurred.  Such Investor does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closings (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closings shall have occurred.

(h)   Independent Investment Decision.  Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision.  If such Investor is other than SF Capital Partners Ltd., such Investor represents and warrants that Bryan Cave LLP has not acted as its legal counsel in connection with the transactions contemplated by this Agreement.

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1   (a)   Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)        Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR

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PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties, subject to the terms and conditions of this Agreement.  Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge.  No notice shall be required of such pledge.  At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling shareholders thereunder.

(c)        Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) following a sale of such Securities pursuant to an effective registration statement (including the Registration Statement), or (ii) following a sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Shares or Warrant Shares are eligible for sale under Rule 144(k).  Following such time as restrictive legends are not required to be placed on certificates representing Shares or Warrant Shares pursuant to the preceding sentence, the Company will, no later than three Trading Days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4.2   Furnishing of Information.  As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares and Warrant Shares

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without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3   Participation Rights.  If at any time prior to the one-year anniversary of the Initial Closing Date, the Company proposes to issue any equity Common Stock or Common Stock Equivalents (collectively, “New Issue Securities”), the Company shall first offer the New Issue Securities to the Investors in accordance with the following provisions:

(a)   The Company shall publicly disclose its intention to issue New Securities in a manner such that Investors will not be in possession of material non-public information concerning the Company as a result of the provisions of this Section (including receipt of a First Notice, and then give a written notice to each Investor (the “First Notice”) stating (i) its intention to issue the New Issue Securities, (ii) the number and description of the New Issue Securities proposed to be issued and (iii) the purchase price (calculated as of the proposed issuance date) and the other terms and conditions upon which the Company is offering the New Issue Securities.

(b)   Transmittal of the First Notice to the Investors by the Company shall constitute an offer by the Company to sell to each Investor (i) up to its pro rata portion (based upon such Investor’s Investment Amount relative to the Investment Amount of all Investors hereunder) of the New Issue Securities (the “Basic Amount”) for the price and upon the terms and conditions set forth in the First Notice and (ii) with respect to each Investor that elects to purchase its Basic Amount, any additional portion of the New Issue Securities attributable to the Basic Amounts of other Investors as such Investor shall indicate it will purchase or acquire should the other Investors subscribe for less than their Basic Amounts (the “Undersubscription Amount”).  For a period of five (5) Business Days after receipt of the of the First Notice, each Investor shall have the option, exercisable by written notice to the Company, to accept the Company’s offer as to all or any part of such Investor’s Basic Amount and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Investor elects to purchase (in either case, the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase that portion of the Available Undersubscription Amount as the Basic Amount of such Investor bears to the total Basic Amounts of all Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary.  If two or more types of New Issue Securities are to be issued or New Issue Securities are to be issued together with other types of securities, including, without limitation, debt Securities, in a single transaction or related transactions, the rights to purchase New Issue Securities granted to the Investors under this Section must be exercised to purchase all types of New Issue Securities and such other securities in the same proportion as such New Issue Securities and other securities are to be issued by the Company.

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(c)   The Company shall have twenty (20) Trading Days from the expiration of the period set forth in Section 4.3(b) above to issue, sell or exchange all or any part of such New Issue Securities as to which a Notice of Acceptance has not been given by the Investors (the “Refused Securities”), but only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons than those set forth in the First Notice.

(d)   In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.3(c) above), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the New Issue Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of New Issue Securities that the Investor elected to purchase pursuant to Section 4.3(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of New Issue Securities the Company actually proposes to issue, sell or exchange (including prior to such reduction) and (ii) the denominator of which shall be the original amount of the New Issue Securities.  In the event that any Investor so elects to reduce the number or amount of New Issue Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the New Issue Securities unless and until such securities have again been offered to the Investors in accordance with Section 4.3(a) above.

(e)   Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investors shall purchase from the Company, and the Company shall issue to the Investors, the number or amount of New Issue Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.3(d) the Investors have so elected, upon the terms and conditions specified in the First Notice.  The purchase by the Investors of any New Issue Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such New Issue Securities reasonably satisfactory in form and substance to the Investors and the Company and their respective counsel.

(f)    The participation rights contained in this Section shall not apply to the issuance and sale by the Company of (i) shares of Common Stock or Common Stock Equivalents to employees, officers, or directors of the Company, as compensation for their services to the Company or any of its direct or indirect Subsidiaries pursuant to arrangements approved by the Board of Directors of the Company and consistent with past practice, (ii) Securities pursuant to the Transaction Documents, (iii) shares of Common Stock issued and sold in a firm commitment underwritten public offering (which shall not include an equity line of credit, shelf takedown, or similar financing arrangement) resulting in net proceeds to the Company of in excess of $15,000,000, (iv) shares of Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company, or (v) the issuance of Securities pursuant to the exercise of conversion or purchase rights pursuant to issued and outstanding convertible securities, options or warrants, including the warrants to be issued to the agent, the co-agent and any sub-agents in connection with this transaction.

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4.4   Integration.  The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require shareholder approval of the sale of the Securities to the Investors.

4.5   Subsequent Registrations.  Other than pursuant to the Registration Statement, prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8)  with the Commission with respect to any securities of the Company.

4.6   Securities Laws Disclosure; Publicity.  By 9:30 a.m. (New York time) on the Trading Day following the execution of this Agreement, and on each Closing Date, the Company shall issue press releases in a form approved by the Investors disclosing the transactions contemplated hereby and the applicable Closing.  On the Trading Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents) as well as all of the information described in Schedule 3.1(aa), and on each Closing Date the Company will file an additional Current Report on Form 8-K to disclose the applicable Closing.  In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

4.7   Additional Shares.  If, prior to the first year anniversary of the Initial Closing Date, the Company issues any shares of Common Stock or if the Company or any Subsidiary issues any Common Stock Equivalents entitling any Person to acquire shares of Common Stock at a price per share less than the Threshold Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Threshold Price, such issuance shall be deemed to have occurred for less than the Threshold Price), then, in connection with each such issuance of Common Stock or Common Stock Equivalents for a purchase price that is less than the Threshold Price, the Company shall immediately issue additional shares of Common Stock (the “Additional Shares”) to each Investor for no additional consideration.  The number of Additional Shares issuable to each Investor will equal: (a) the Threshold Price minus the lowest price per share of the Common Stock or Common Stock Equivalents offered or sold that trigger an obligation under this Section divided by (b) the Threshold Price, multiplied by (c) the total number of Shares issued or issuable to such Investor pursuant to Sections 2.2(a)(i) and 2.4(a)(i).  The Company shall notify the Investors in writing, no later than the third Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section,

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indicating therein the applicable issuance price.  The Additional Shares shall be entitled to the registration and other rights set forth in the Registration Rights Agreement and any Additional Shares not registered for resale shall also be afforded general piggyback registration rights such that such Additional Shares may be included in any registration statement (other than on Form S-8)  filed by the Company.  Notwithstanding the foregoing, no issuances of Additional Shares will be made under this Section as a result of the issuance and sale by the Company of (i) shares of Common Stock or Common Stock Equivalents to employees, officers, or directors of the Company, as compensation for their services to the Company or any of its direct or indirect Subsidiaries pursuant to arrangements approved by the Board of Directors of the Company and consistent with past practice, (ii) Securities pursuant to the Transaction Documents, (iii) shares of Common Stock issued and sold in a firm commitment underwritten public offering (which shall not include an equity line of credit, shelf takedown, or similar financing arrangement) resulting in net proceeds to the Company of in excess of $15,000,000, (iv) shares of Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company, or (v) Securities pursuant to the exercise of conversion or purchase rights pursuant to issued and outstanding convertible securities, options or warrants, including the warrants to be issued to the agent, the co-agent and any sub-agents in connection with this transaction.  Notwithstanding the foregoing, no Additional Shares shall be issued without the prior approval of the shareholders of the Proposal, as further described in Section 4.13.

4.8   Limitation on Issuance of Future Priced Securities.  During the six months following the Second Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

4.9   Indemnification of Investors.  In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document.  In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.10         Non-Public Information.  The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.  In the event that in order to comply with its obligations under Section 4.3, the Company in writing requests an Investor to enter into a written confidentiality agreement regarding

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information which the Company desires to disclose to such Investor and which the Company believes is material and non-public (the parties agreeing that the information to be disclosed pursuant to such an agreement shall only be material and non-public for up to 10 days from the date of such agreement) and such Investor informs the Company that it would not be willing to enter into such confidentiality agreement, then such Investor shall be deemed to have waived its participation rights under Section 4.3 for a period of 20 days from the date of such Investor’s refusal (or the 20th day following the third Business Day on which the Company shall have requested such agreement in writing in the event such Investor fails to respond).

4.11         Listing of Securities.  The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and Warrant Shares, and will take such other action as is necessary or desirable to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.12         Use of Proceeds.  The Company will use the net proceeds from the sale of the Securities hereunder for working capital purposes and for those purposes set forth on Schedule 4.12, and not to redeem any Common Stock or Common Stock Equivalents.

4.13         Shareholders Meeting.

(a)   The Company will use reasonable best efforts to prepare and file preliminary proxy materials within 14 days following the Initial Closing and shall use reasonable best efforts to hold a meeting of its shareholders (the “Shareholders Meeting”) not later than December 14, 2004, for the purpose, among others, of seeking approval of the Company’s shareholders for the issuance to the Investors of the Securities pursuant to the Transaction Documents (the “Proposal”).  In connection therewith, the Company will use its reasonable best efforts to promptly prepare and file with the Commission proxy materials (including a proxy statement and form of proxy) for use at the Shareholders Meeting and, after receiving and promptly responding to any comments of the Commission thereon, shall promptly mail such proxy materials to the shareholders of the Company.  The Company will comply with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the shareholders of the Company in connection with the Shareholders Meeting, and the Proxy Statement shall not, on the date of the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Shareholders Meeting which has become false or misleading.

(b)   In furtherance of its obligations under Section 4.13(a), the Company’s Board of Directors shall recommend to the Company’s shareholders (and not revoke or amend such recommendation) that the shareholders vote in favor of and approve the Proposal and shall cause

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the Company to use its best efforts to solicit the approval of the shareholders for the Proposal.  The Company is required to, and will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Shareholders Meeting along the timeframe indicated herein to consider and vote upon the approval of the Proposal all in a manner to ensure that the Second Closing will timely occur.

4.14         Delivery of Investment Amount.  At the Initial Closing, each Investor shall deliver to the escrow account specified in the Escrow Agreement, for deposit and distribution in accordance with the terms of the Escrow Agreement, such Investor’s Investment Amount, in United States dollars and in immediately available funds.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSINGS

5.1   Conditions Precedent to the Obligations of the Investors to Purchase Securities.  The obligation of each Investor to acquire Securities at a Closing is subject to the satisfaction or waiver by such Investor, at or before such Closing (except Section 5.1(i), which is only a condition precedent to the Second Closing, and Section 5.1(j), which is only a condition precedent to the Initial Closing), of each of the following conditions:

(a)   Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of such Closing as though made on and as of such date;

(b)   Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to such Closing;

(c)   No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)   Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(e)   No Suspensions of Trading in Common Stock; Listing.  Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

(f)    Company Deliverables.  The Company shall have delivered the Initial Company Deliverables in accordance with Section 2.2(a) or the Second Company Deliverables in accordance with Section 2.4(a);

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(g)   Voting Lock-up Agreement.  Certain shareholders of the Company shall have delivered to SF Capital Partners Ltd. an executed voting agreement (the “Voting Agreement”) dated as of the date hereof.

(h)   Initial Closing Officer’s Certificate.  At the Initial Closing, the Company shall have delivered to each Investor an officer’s certificate to the effect that each of the conditions specified in Sections 5.1(a) - 5.1(e) is satisfied in all respects;

(i)    Second Closing Officer’s Certificate.  At the Second Closing, the Company shall have delivered to each Investor an officer’s certificate to the effect that each of the conditions specified in Sections 5.1(a) - 5.1(e) and 5.1(j) is satisfied in all respects;

(j)    Filing of Form 8-K.  Pursuant to Section 4.6 herein, the Company shall have filed on Form 8-K all of the information provided in Schedule 3.1(aa).

(k)   Timing.  The Initial Closing shall have occurred no later than three Business Days after the Company’s receipt of the final list of investors for the Initial Closing.  The Second Closing shall have occurred no later than December 31, 2004;

(l)    Shareholder Approval.  The Company’s Shareholders shall have approved the Proposal; and

(m)  Nasdaq Listing.  The Nasdaq Stock Market shall have approved the Company’s application for the listing of the Shares and shall not have objected to the transactions contemplated by this Agreement.

5.2   Conditions Precedent to the Obligations of the Company to sell Securities.  The obligation of the Company to sell Securities at each Closing is subject to the satisfaction or waiver by the Company, at or before each Closing (except Section 5.2(f), which only applies to the Second Closing), of each of the following conditions:

(a)   Representations and Warranties.  The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of such Closing as though made on and as of such date;

(b)   Performance.  Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to such Closing;

(c)   No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)   Investors Deliverables.  Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b);

23

(e)   Timing.  The Initial Closing shall have occurred no later than three Business Days after the Company’s receipt of the final list of investors for the Initial Closing.  The Second Closing shall have occurred no later than December 31, 2004;

(f)    Shareholder Approval.  The Company’s Shareholders shall have approved the Proposal; and

(g)   Nasdaq Listing.  The Nasdaq Stock Market shall have approved the Company’s application for the listing of the Shares and shall not have objected to the transactions contemplated by this Agreement.

ARTICLE VI.
MISCELLANEOUS

6.1   Fees and Expenses.  At the Initial Closing, the Company shall reimburse SF Capital Partners Ltd. $25,000 in connection with its legal fees concerning the transactions contemplated by the Transaction Documents (SF Capital Partners Ltd. may deduct such amount from the portion of its Investment Amount deliverable to the Company at the Initial Closing), it being understood that Bryan Cave LLP has only rendered legal advice to SF Capital Partners Ltd., and not to the Company or any Investor in connection with the transactions contemplated hereby, and that each of the Company and each Investor has relied for such matters on the advice of its own respective counsel.  Except as specified in the immediately preceding sentence and in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

6.2   Entire Agreement.  The Transaction Documents, together with the Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3   Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

24

If to the Company:	Granite City Food & Brewery Ltd.
5831 Cedar Lake Road
St. Louis Park, MN 55416
Facsimile: (952) 542-3951
Attn.: Chief Financial Officer

With a copy to:	Briggs and Morgan, P.A.
80 South 8th Street
2200 IDS Center
Minneapolis, MN 55402
Facsimile: (612) 977-8650
Attn.: Avron L. Gordon, Esq.

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4   Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.

6.5   Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors.”

6.7   No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of,

25

nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9 (as to each Investor Party).

6.8   Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence an Action to enforce any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

6.9   Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10         Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11         Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

26

6.12         Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13         Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14         Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.15         Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16         Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to

27

such obligations or the transactions contemplated by the Transaction Documents.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

6.17         Limitation of Liability.  Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

28

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GRANITE CITY FOOD & BREWERY LTD.

By:	/s/ Steven J. Wagenheim
	Name:	Steven J. Wagenheim
	Title:	President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

29

IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

NAME OF INVESTOR

/s/ Burguette Investment Partners LP
By:	Name:
Title:

Investment Amount: $	162,500.00

Tax ID No.:

/s/ Constable Capital LLC
By:	Name:
Title:

Investment Amount: $	530,000.25

Tax ID No.:

/s/ Constable Capital QP LLC
By:	Name:
Title:

Investment Amount: $	469,998.75

Tax ID No.:

/s/ Craig-Hallum Partners LP
By:	Name:
Title:

Investment Amount: $	325,000.00

Tax ID No.:

/s/ Lakeshore International, Ltd
By:	Name:
Title:

Investment Amount: $	800,000.50

Tax ID No.:

/s/ Global Bermuda Limited Partnership
By:	Name:
Title:

Investment Amount: $	199,998.50

Tax ID No.:

/s/ Daniel B. and Linda O. Ahlberg JtRos
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Alice Ann Corporation
By:	Name:
Title:

Investment Amount: $	48,750.00

Tax ID No.:

30

/s/ William H. Baxter TTEE FBO William H. Baxter Rev Tr u/a dtd 7/3/96
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ David C./Carole O. Brown TTEE's FBO David C. and Carol O. Brown Rev Tr u/a dtd 10/23/97
By:	Name:
Title:

Investment Amount: $	48,750.00

Tax ID No.:

/s/ Brust Limited Partnership
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ USB Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA
By:	Name:
Title:

Investment Amount: $	48,750.00

Tax ID No.:

/s/ Gary E. Clipper and Leslie J. Clipper JTWROS
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ USB Piper Jaffray as Custodian FBO Bradley A. Erickson IRA
By:	Name:
Title:

Investment Amount: $	48,750.00

Tax ID No.:

/s/ B Piper Jaffray as Custodian FBO J. Richard Gilliland IRA
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Elizabeth J. Kuehne
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

31

/s/ USB Piper Jaffray As Custodian FBO Dan Lastavich IRA
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ USB Piper Jaffray as Custodian FBO Michael E. McElligott SPN/PRO
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ USB Piper Jaffray as Custodian FBO Charles W. Pappas IRA
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ John T. Potter
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Alan R. Reckner
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Carolyn Salon
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Joel A. Salon
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Dr. Paul C. Seel and Nancy S. Seel JTWROS
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ E. Terry Skone
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

32

/s/ Oral & Maxillofacial Surgeons Pension Plan FBO Donald Vap u/a dtd 2/1/1970
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Cedric A/ Margaret E. Veum TTEE's FBO Cedric A. and Margaret E. Veum Living Trust u/a dtd 6/20/96
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Manuel A. Villafana
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ Donald O and Janet M. Voight TTEE's FBO Janet M. Voight Trust u/a dtd 8/29/96
By:	Name:
Title:

Investment Amount: $	48,750.00

Tax ID No.:

/s/ USB Piper Jaffray as Custodian FBO James B. Wallace SPN/PRO
By:	Name:
Title:

Investment Amount: $	48,750.00

Tax ID No.:

/s/ USB Piper Jaffray as Custodian FBO Michael R. Wilcox IRA
By:	Name:
Title:

Investment Amount: $	32,500.00

Tax ID No.:

/s/ USB Piper Jaffray as Custodian FBO David H. Potter IRA
By:	Name:
Title:

Investment Amount: $	74,993.75

Tax ID No.:

/s/ Potomac Capital Partners, L.P.
By:	Name:
Title:

Investment Amount: $	239,999.50

Tax ID No.:

33

/s/ Potomac Investment Partners-R, L.P.
By:	Name:
Title:

Investment Amount: $	150,000.50

Tax ID No.:

/s/ Potomac Capital International Ltd.
By:	Name:
Title:

Investment Amount: $	109,999.50

Tax ID No.:

/s/ Erik Franklin
By:	Name:
Title:

Investment Amount: $	162,500.00

Tax ID No.:

/s/ SF Capital Partners Ltd
By:	Name:
Title:

Investment Amount: $	499,999.50

Tax ID No.:

/s/ Wedbush Morgan Sec. cust f/b/o Jeffrey A. Sowada IRA
By:	Name:
Title:

Investment Amount: $	199,998.50

Tax ID No.:

/s/ Wedbush Morgan Sec. cust f/b/o Gary S. Kohler Roth IRA
By:	Name:
Title:

Investment Amount: $	162,500.00

Tax ID No.:

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

34

EXHIBIT A

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

GRANITE CITY FOOD & BREWERY LTD.

WARRANT

Warrant No. [ ]	Original Issue Date: [ ], 2004

Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), hereby certifies that, for value received, [       ] or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [              ](1) shares of Common Stock (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time and from time to time from and after the Original Issue Date and through and including [     ], 2009 (the “Expiration Date”), and subject to the following terms and conditions:

1.                                       Definitions.  As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1.  Capitalized terms that are used and not defined in this Warrant that are defined in the Purchase Agreement (as defined below) shall have the respective definitions set forth in the Purchase Agreement.

“Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Exercise Price” means $5.00, subject to adjustment in accordance with Section 9.

(1)          A number of shares as equals 40% of the Shares issuable to such Investor at the applicable Closing under the Purchase Agreement.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Purchase Agreement” means the Securities Purchase Agreement, dated [    ], 2004, to which the Company and the original Holders are parties.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

2.                                       Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.                                       Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein.  Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.                                       Exercise and Duration of Warrants.

(a)                                  This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Original Issue Date through and including the Expiration Date.  At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b)                                 Subject to the provisions of this Section 4(b), at any time after the second anniversary of the Initial Closing Date, if the: (i) closing price of the Common Stock for each of 30 consecutive Trading Days after such second anniversary is equal to or greater than $10.00 (as may be adjusted pursuant to Section 9), (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder (and the prospectus thereunder is available for use by the Holder as to all then available Warrant Shares) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance reasonably acceptable to the Holder and the transfer agent for the Common Stock, and (iii) the Company shall have fully honored in accordance with the terms of this Warrant all Exercise Notices delivered prior to 9:00 p.m. (New York City time) on the Call Date (as defined below), then the Company may, subject to Section 11, require cash exercise pursuant to Section 10(a) hereof of all, but (subject to Section 11) not less than all, of the portion of this Warrant for which Exercise Notices have not been delivered by 6:30 p.m. on the Call Date.  To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a “Call Notice”), indicating therein that this Warrant shall be exercised.  If the conditions for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date, then, subject to Section 11, this Warrant shall be deemed to have been exercised in full on a cash basis pursuant to Section 10(a) hereof at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date, the “Call Date”).  The Holder shall deliver payment in immediately available funds of the Exercise Price for the number of Warrant Shares for which this Warrant is required to be exercised under this subsection promptly but in any event no later than the Call Date.  The Company covenants and agrees that it will honor all Exercise Notices with respect to Warrant Shares that are tendered from the time of delivery of the Call Notice through 6:30 p.m. (New York City time) on the Call Date.  Subject to the immediately following sentence, any unexercised portion of this Warrant following the Call Date shall automatically be deemed cancelled.  The Company and the Holder agree that, if and to the extent Section 11(b) of this Warrant would restrict the ability of the Holder to exercise this Warrant in full in the event of a delivery of a Call Notice, then notwithstanding anything to the contrary set forth in the Call Notice, the Call Notice shall be deemed automatically amended to apply only to such portion of this Warrant as may be exercised by the Holder by the Call Date in accordance with Section 11(b).  The Holder will promptly (and, in any event, prior to the Call Date) notify the Company in writing following receipt of a Call Notice if Section 11(b) would restrict its exercise of the Warrant, specifying therein the number of Warrant Shares so restricted.

5.                                       Delivery of Warrant Shares.

(a)                                  To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant is being exercised.  Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, if eligible for sale under Rule 144(k), shall be free of restrictive legends.  The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its reasonable best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation.  A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b)                                 If by the close of business on the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

(c)                                  If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder is required to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(d)                                 The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

6.                                       Charges, Taxes and Expenses.  Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.                                       Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.  If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.                                       Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.                                       Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)                                  Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)                                 Fundamental Transactions.  If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property

(in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following or concurrent with such Fundamental Transaction.  At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c)                                  Subsequent Equity Sales.

(i)                                     If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents, at any time while this Warrant is outstanding, shall issue any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or any other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than the closing price of the Common Stock on the Initial Closing Date (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the closing price of the Common Stock on the Initial Closing Date, such issuance shall be deemed to have occurred for less than the closing price of the Common Stock on the Initial Closing Date), then, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the closing price of the Common Stock on the Initial Closing Date, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.  Notwithstanding the foregoing, no adjustment will be made under this Section 9(c) in respect of:

(1)                                  Any grant of an option or warrant for Common Stock or issuance of any shares of Common Stock upon the exercise of any options or warrants to employees, officers and directors of or consultants to the Company pursuant to any stock option plan, employee stock purchase plan or similar plan or incentive or consulting arrangement approved by the Company’s board of directors;

(2)                                  Any restricted stock awards approved by the Company’s Board of Directors and consistent with past practice;

(3)                                  shares of Common Stock or Common Stock Equivalents issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company;

(4)                                  Any rights or agreements to purchase Common Stock Equivalents outstanding on the date hereof and as specified in Schedule 3.1(g) to the Purchase Agreement (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein);

(5)                                  Shares of Common Stock issued and sold in a firm commitment underwritten public offering (which shall not include an equity line of credit, shelf takedown, or similar financing arrangement) resulting in net proceeds to the Company of in excess of $15,000,000; or

(6)                                  The issuance of Securities pursuant to the exercise of conversion or purchase rights pursuant to issued and outstanding convertible securities, options or warrants, including the warrants to be issued to the agent, the co-agent and any sub-agents in connection with this transaction.

(ii)                                  If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents at a price per share that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Exercise Price will be determined separately on each Exercise Date and will be deemed to equal the lowest price per share at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

(d)                                 Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to Sections 9(a) and 9(b) hereunder, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)                                  Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)                                    Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

(g)                                 Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction (but only to the extent such disclosure would not result in the dissemination of material, non-public information to the Holder) at least 10 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.                                 Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a)                                  Cash Exercise.  The Holder may deliver immediately available funds; or

(b)                                 Cashless Exercise.  If an Exercise Notice is delivered at a time when a registration statement permitting the Holder to resell the Warrant Shares is required to be effective, but not then effective or the prospectus forming a part thereof is not then available to the Holder for the resale of the Warrant Shares, then the Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the closing prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11.                                 Limitations on Exercise.

(a)                                  Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant.  By written notice to the Company, the Holder may waive the provisions of this Section 11(a), but any such waiver will not be effective until the 61st day after delivery of such notice, nor will any such waiver affect any other Holder.

(b)                                 Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant.  This restriction may not be waived.

12.                                 No Fractional Shares.  No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant.  In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by the applicable Trading Market on the date of exercise.

13.                                 Notices.  Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be:  (i) if to the Company, to Granite City Food & Brewery Ltd., Attn: Chief Financial Officer, or to Facsimile No.: 952-542-3951 (or such other address as the Company shall indicate in writing in accordance with this Section), or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

14.                                 Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon 10 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15.                                 Miscellaneous.

(a)                                  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and, as applicable, their successors and assigns.

(b)                                 All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (except for matters governed by corporate law in the State of Minnesota), without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(c)                                  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)                                 In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)                                  Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

GRANITE CITY FOOD & BREWERY LTD.

By:
Name:
Title:

EXERCISE NOTICE
GRANITE CITY FOOD & BREWERY LTD.
WARRANT DATED [     ], 2004

The undersigned Holder hereby irrevocably elects to purchase                              shares of Common Stock pursuant to the above referenced Warrant.  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

The undersigned Holder hereby exercises its right to purchase                              Warrant Shares pursuant to the Warrant.

The Holder intends that payment of the Exercise Price shall be made as (check one):

☐                                    “Cash Exercise” under Section 10

☐                                    “Cashless Exercise” under Section 10

If the holder has elected a Cash Exercise, the holder shall pay the sum of $                        to the Company in accordance with the terms of the Warrant.

Pursuant to this Exercise Notice, the Company shall deliver to the holder                                 Warrant Shares in accordance with the terms of the Warrant.

(5)                                  By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

Dated:	,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

GRANITE CITY FOOD & BREWERY LTD.
WARRANT ORIGINALLY ISSUED [     ], 2004
WARRANT NO. [ ]

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                               the right represented by the above-captioned Warrant to purchase                              shares of Common Stock to which such Warrant relates and appoints                            attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September [ ], 2004, by and among Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), and the investors signatory hereto (each a “Investor” and collectively, the “Investors”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Investors (the “Purchase Agreement”).

The Company and the Investors hereby agree as follows:

1.                                       Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Effective Date” means the date that the initial Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Date” means (a) with respect to the initial Registration Statement required to be filed under Section 2(a), the earlier of: (a)(i) the 90th day following the Initial Closing; provided, that, if the Commission reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (a)(i) shall be the 120th day following the Initial Closing, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b), the earlier of (i) the 90th day following (x) if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement(s) is required; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (c)(i) shall be the 120th day following the date that the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means (a) with respect to the initial Registration Statement required to be filed under Section 2(a), the 30th day following the Initial Closing and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b), the 30th day following (x) if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement(s) is required.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Losses” has the meaning set forth in Section 5(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the Shares, (ii) the Warrant Shares, (iii) any New Issue Securities acquired by a Holder pursuant to Section 4.3 of the Purchase Agreement, (iv) any Additional Shares issued and/or issuable pursuant to Section 4.7 of the Purchase Agreement, and (v) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect to any of the securities referenced in (i), (ii), (iii), or (iv) above.

“Registration Statement” means each of the following:  (i) the initial registration statement required to be filed in accordance with Section 2(a) and (ii) each additional registration statement that may be required to be filed under Section 2(b), and including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to the Purchase Agreement.

“Warrants” means the Common Stock purchase warrants issued or issuable to the Investors pursuant to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

2.                                       Registration.

(a)                                  On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) five years after its Effective Date, (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).

(b)                                 If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 2(a), or for any other reason any outstanding Registrable Securities are not then covered by an effective Registration Statement, then the Company shall prepare and file by the Filing Date for such Registration Statement, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose).  Each such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, by its Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.  Promptly following any date on which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than thirty days after such date, the Company shall file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to the then effective Registration Statement) and shall cause such Registration Statement to be declared effective as soon as possible thereafter, but in any event prior to the Effectiveness Date therefor.

(c)                                  If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date, or (iii) after its Effective Date, without regard for the reason thereunder or efforts therefor, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 20 Trading Days in any twelve-month period (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 20 Trading Day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on each such Event Date the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate Investment Amount paid by such Holder for Shares pursuant to the Purchase Agreement; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate Investment Amount paid by such Holder for Shares pursuant to the Purchase Agreement.  The parties agree that the Company will not be liable for liquidated damages under this Section in respect of the Warrants.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.

(d)                                 Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”).  The

Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(c) to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

3.                                       Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)                                  Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder copies of the “Selling Shareholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Shareholders, as proposed to be filed which documents will be subject to the review of such Holder.  The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Shareholder” section thereof differs in any material respect from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b)                                 Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c)                                  Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Shareholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective;

(ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Actions for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Action for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)                                  Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

(f)                                    Upon notification by the Commission that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement such that it becomes effective at 5:00 p.m. (New York City time) on its Effective Date.

(g)                                 Deliver to each Holder, by 9:00 a.m. (New York City time) on the day following the Effective Date, without charge, an electronic copy of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)                                 Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of jurisdictions within the United States reasonably requested by such Holders, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements.

(i)                                     Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(j)                                     Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.                                       Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.                                       Indemnification.

(a)                                  Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Action of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)                                 Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)                                  Conduct of Indemnification Proceedings. If any Action shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Action and to employ counsel reasonably satisfactory to such Indemnified Party in any such Action; or (3) the named parties to any such Action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  It being understood, however, that the Indemnifying Party shall not, in connection with any one such Action be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by the Indemnified Parties that hold a majority of the Shares then outstanding.  The Indemnifying Party shall not be liable for any settlement of any such Action effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Action in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Action.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses payable by an Indemnifying Party to the extent incurred in connection with investigating or preparing to defend such Action in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)                                 Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each

Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Action to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Action exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.                                       Miscellaneous

(a)                                  Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                                 No Piggyback on Registrations.  Except as and to the extent specified in Schedule 3.1(v) to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Registration Period enter into any agreement providing any such right to include securities of the Company in a Registration Statement to any of its security holders.

(c)                                  Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)                                 Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)                                  Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities (including, but not limited to, any Additional Shares) and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities (including, but not limited to, any Additional Shares) such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(f)                                    Amendments and Waivers.  The provisions of this Agreement, including the provisions of this Section 6(f), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates.

(g)                                 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day,

(c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Granite City Food & Brewery Ltd.
5831 Cedar Lake Road
St. Louis Park, Minnesota 55416
Facsimile: (952) 542-3951
Attn: Chief Financial Officer

With a copy to:	Briggs and Morgan, P.A.
80 South 8th Street
2200 IDS Center
Minneapolis, MN 55402
Facsimile: (612) 977-8650
Attn: Avron L. Gordon, Esq.

If to a Investor:	To the address set forth under such Investor’s name on the signature pages hereto.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h)                                 Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)                                     Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)                                     Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Action has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Action arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Action to enforce any provisions of this Agreement, then the prevailing party in such Action shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

(k)                                  Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)                                     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)                               Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n)                                 Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document.  Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Action for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GRANITE CITY FOOD & BREWERY LTD.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

Annex A

Plan of Distribution

The Selling Shareholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The Selling Shareholders may use any one or more of the following methods when selling shares:

•                                          ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•                                          block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                                          purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                                          an exchange distribution in accordance with the rules of the applicable exchange;

•                                          privately negotiated transactions;

•                                          to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•                                          broker-dealers may agree with the Selling Shareholders to sell a specified number of such shares at a stipulated price per share;

•                                          a combination of any such methods of sale; and

•                                          any other method permitted pursuant to applicable law.

The Selling Shareholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Shareholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Shareholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The Selling Shareholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Shareholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus.

Upon the Company being notified in writing by a Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv)the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon the Company being notified in writing by a Selling Shareholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Shareholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Shareholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Shareholder and/or the purchasers.  Each Selling Shareholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Shareholder’s business and, at the time of its purchase of such securities such Selling Shareholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Shareholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission.  If a Selling Shareholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Shareholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Shareholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock.  The

Company and the Selling Shareholders have agreed to indemnify each other against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.  If the Selling Shareholders use this prospectus for any sale of the Common Stock, they will be subject to the prospectus delivery requirements of the Securities Act.

Annex B

GRANITE CITY FOOD & BREWERY LTD.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of Granite City Food & Brewery Ltd. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of [                 ], 2004 (the “Registration Rights Agreement”), among the Company and the Investors named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.                                      Name.

(a)                                  Full Legal Name of Selling Securityholder

(b)                                 Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)                                  Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.  Beneficial Ownership of Registrable Securities:

(a)                                  Type and Number of Registrable Securities beneficially owned:

4.  Broker-Dealer Status:

(a)                                  Are you a broker-dealer?

Yes	☐	No	☐

Note:                   If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)                                 Are you an affiliate of a broker-dealer?

Yes	☐	No	☐

(c)                                  If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes	☐	No	☐

Note:                   If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)                                  Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Briggs and Morgan, P.A.
80 South 8th Street
2200 IDS Center
Minneapolis, MN 55402
Facsimile: (612) 977-8650
Attn: Avron L. Gordon, Esq.